UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 1, 2007
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	760753089

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)
805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Employment Agreement - Jonathan A. Graf
Amendment No. 2 to Employment Agreement - William C. Bayless, Jr.
Amendment No. 2 to Employment Agreement - Brian B. Nickel
Amendment No. 1 to Employment Agreement - Greg A. Dowell
Amendment No. 1 to Employment Agreement - James C. Hopke, Jr.
Amendment No. 1 to 2004 Incentive Award Plan

Item 1.01 Entry into a Material Definitive Agreement
     American Campus Communities, Inc. (the “Company”) has entered into an employment agreement, effective as of November 1, 2007, with Jonathan A. Graf pursuant to which Mr. Graf will serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer. The employment agreement requires Mr. Graf to devote substantially full-time attention and business time to the Company’s affairs. The term of the agreement will end upon Mr. Graf’s termination of employment as discussed below.
     The employment agreement provides for:
•	an annual base salary of $191,500, subject to increase in accordance with the Company’s normal executive compensation practices;

•	eligibility for annual cash performance bonuses determined by the Compensation Committee of the Board of Directors of the Company on the same basis as other executives of the Company (with appropriate adjustments due to title and salary); and

•	participation in other employee benefit plans applicable generally to the Company’s senior executives.
     The employment agreement provides that if Mr. Graf’s employment is terminated by the Company without “cause” or by Mr. Graf for “good reason” (each as defined in the employment agreement), Mr. Graf will be generally entitled to the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:
•	a cash payment equal to 100% times the sum of his then-current annual base salary plus the average annual bonus paid or payable in respect of the last prior three years, payable over the remaining term of his noncompetition agreement;

•	his prorated annual bonus for the year in which the termination occurs; and

•	payment towards the cost of health continuation coverage in an amount equal to the difference between the amount paid by Mr. Graf for health insurance coverage under the Company’s health benefit plan immediately prior to such termination and the cost of continuation coverage under COBRA, for the remaining term of his noncompetition agreement, subject to reduction to the extent he receives comparable benefits from a subsequent employer.
     The employment agreement with Mr. Graf is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing summary description of the employment agreement is qualified in its entirety by reference to the employment agreement.
     Concurrently with the execution of the employment agreement, the Company entered into a confidentiality and noncompetition agreement with Mr. Graf under which he has agreed not to (i) conduct, directly or indirectly, any business involving the development, acquisition, sale or management of facilities whose primary function and purpose is student housing and/or the provision of third party student housing services to providers of student housing, whether such business is conducted by him individually or as principal, partner, officer, director, consultant, employee, stockholder or manager of any person, partnership, corporation, limited liability company or any other entity; or (ii) own interests in student housing properties that are competitive, directly or indirectly, with any business carried on by the Company or its successors, subsidiaries and affiliates. Mr. Graf will be bound by his non-competition covenant for so long as he is an employee of the Company and for a two-year “tail” period thereafter, unless his employment is terminated by the Company without “cause” or by him with “good reason” (in each case, as defined in his employment agreement) or by him for any reason at any time prior to the first anniversary of a change in control of the Company, in which case his covenant not to compete will lapse upon the first anniversary of his termination.
     The form of confidentiality and noncompetition agreement is attached hereto as Exhibit 99.2 and is incorporated hereby by reference. The foregoing summary description of the confidentiality and noncompetition agreement is qualified in its entirety by reference to the confidentiality and noncompetition agreement.
     The Company has entered into an amendment to employment agreement, effective as of November 1, 2007, with each of William C. Bayless, Jr., Brian B. Nickel, Greg A. Dowell and James C. Hopke, Jr. The Company has also amended its 2004 Incentive Award Plan, effective as of November 2, 2007. The primary purpose of each such amendment was to cause the employment agreements and the 2004 Incentive Award Plan, as the case may be, to comply with applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder.
     Such amendments are attached hereto as Exhibits 99.3, 99.4, 99.5, 99.6 and 99.7 and are incorporated herein by reference. The foregoing summary description of such amendments is qualified in its entirety by reference to such amendments.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
     Brian B. Nickel has been appointed as the Company’s Senior Executive Vice President-Capital Market Strategies, Chief Investment Officer and Secretary effective as of November 1, 2007, at an annual base salary of $297,000. Mr. Nickel served as Executive Vice President, Chief Financial Officer and Secretary of the Company from May 2005 to November 1, 2007 and as Executive Vice President, Chief Investment Officer and Secretary of the Company from October 2003 to May 2005. Mr. Nickel has served on the Company’s Board of Directors since August 2004. Mr. Nickel joined the Company’s predecessor entities in June 1996 as Director of Business Development and has served in various capacities including Director of Acquisitions, Vice President of Acquisitions, Vice President of On-campus Development, and Senior Vice President of Development. Prior to joining the Company, Mr. Nickel held positions in the investment banking firm of Kidder, Peabody Company and with the corporate finance group of LaSalle Partners. Age: 35.

     Greg A. Dowell has been appointed as the Company’s Senior Executive Vice President and Chief Operating Officer effective as of November 1, 2007 at an annual base salary of $228,750. Mr. Dowell served as Executive Vice President and Chief of Operations of the Company from May 2005 until November 1, 2007 and as Senior Vice President and Chief of Operations of the Company from August 2004 until May 2005. Mr. Dowell joined the Company’s predecessor entities in October 2001 as Senior Vice President — Management Services. Prior to this, Mr. Dowell was employed by Century Development from 1991 to 2001 where he began his tenure as accountant and ultimately served as Senior Vice President over the operations of their 29 property student housing portfolio. Age: 43.
     Jonathan A. Graf has been appointed as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective as of November 1, 2007. Mr. Graf served as Senior Vice President, Chief Accounting Officer and Treasurer of the Company since from May 2005 until November 1, 2007 and as Vice President and Controller of the Company from October 2004 until May 2005. From September 1994 to September 2004, he served in various capacities at Southern Union Company, most recently as Vice President and Controller. From 1988 until 1994, he was an audit manager and information systems auditor at Ernst & Young LLP. Age: 42.
     James C. Hopke, Jr. has been appointed as the Company’s Executive Vice President- Project Management and Construction effective as of November 1, 2007. Mr. Hopke served as Executive Vice President and Chief Investment Officer of the Company from May 2005 until November 1, 2007. From November 2002 to April 2005, Mr. Hopke served as Vice President, Asset Management and Advisory Services for Wachovia Securities’ Real Estate Capital Markets group. From February 2000 to November 2002, he served as Senior Vice President, Acquisitions of the Company’s predecessor entities. Mr. Hopke was previously a Vice President of JPI Development and Insignia Financial Group, and is a former MAI Member of The Appraisal Institute. Age: 45.
     The information contained in Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
     The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2007	AMERICAN CAMPUS COMMUNITIES, INC.
	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Employment Agreement, dated as of November 1, 2007, between Jonathan A. Graf and American Campus Communities, Inc.

99.2	Form of Confidentiality and Noncompetition Agreement. Incorporated by reference to Exhibit 10.9 to American Campus Communities, Inc.’s Registration Statement on Form S-1 (Registration No. 333-114813).

99.3	Amendment No. 2 to Employment Agreement, dated as of November 1, 2007, between William C. Bayless, Jr. and American Campus Communities, Inc.

99.4	Amendment No. 2 to Employment Agreement, dated as of November 1, 2007, between Brian B. Nickel and American Campus Communities, Inc.

99.5	Amendment No. 1 to Employment Agreement, dated as of November 1, 2007, between Greg A. Dowell and American Campus Communities, Inc.

99.6	Amendment No. 1 to Employment Agreement, dated as of November 1, 2007, between James C. Hopke, Jr. and American Campus Communities, Inc.

99.7	Amendment No. 1 to American Camus Communities, Inc. 2004 Incentive Award Plan, dated as of November 2, 2007.

99.8	Employment Agreement, dated as of August 11, 2004, between William C. Bayless, Jr. and American Campus Communities, Inc. Incorporated by reference to Exhibit 10.6 to American Campus Communities, Inc.’s Registration Statement on Form S-1 (Registration No. 333-114813).

99.9	Amendment No. 1 to Employment Agreement, dated as of April 28, 2005, between William C. Bayless, Jr. and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.6 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on May 3, 2005.
99.10	Employment Agreement, dated as of August 11, 2004, between Brian B. Nickel and American Campus Communities, Inc. Incorporated by reference to Exhibit 10.7 to American Campus Communities, Inc.’s Registration Statement on Form S-1 (Registration No. 333-114813).

99.11	Amendment No. 1 to Employment Agreement, dated as of April 28, 2005, between Brian B. Nickel and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.7 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on May 3, 2005.

Exhibit
Number	Title

99.12	Employment Agreement, dated as of April 18, 2005, between James C. Hopke, Jr., and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on May 3, 2005.

99.13	Employment Agreement, dated as of April 28, 2005, between Greg A. Dowell and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on May 3, 2005.

99.14	American Campus Communities, Inc. 2004 Incentive Award Plan. Incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-11 (Registration No. 333-114813) of American Campus Communities, Inc.